Exhibit 2.1

AMENDMENT NO. 1

DATED AS OF MAY 5, 2003

TO

AGREEMENT AND PLAN OF MERGER

DATED AS OF MARCH 27, 2003

BY AND AMONG

NETRO CORPORATION,

SR TELECOM INC.

AND

NORWAY ACQUISITION CORPORATION

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

AMENDMENT NO. 1 dated as of May 5, 2003 (this “Amendment”) to the Agreement and Plan of Merger, dated as of March 27, 2003 (the “Agreement”), by and among Netro Corporation, a Delaware corporation, SR Telecom Inc. (“Parent”), a corporation organized under the Canadian Business Corporations Act, and Norway Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent.

RECITALS

WHEREAS, pursuant to Section 11.03 of the Agreement, the parties to the Agreement desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Amendment and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

AGREEMENT

SECTION 1. Defined Terms; References. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended by this Amendment.

SECTION 2. Amendments to the Agreement. The Agreement shall be amended as follows:

(a)	The third recital of the Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, pursuant to the Merger, all of the issued and outstanding shares of Company Stock (as defined herein) shall be converted into the right to receive consideration in the form of shares of Parent Stock (as defined herein).

(b)	The following cross-references set forth in Section 1.01(b) of the Agreement are hereby deleted: “ADSs,” “ADS Registration Statement” and “Registration Statements”.

(c)	Section 2.02(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) except as otherwise provided in Sections 2.02(b) and 2.05, each share of Company Stock (along with each Right attached thereto) outstanding immediately prior to the Effective Time, shall be automatically converted into the right to receive the number of shares of Parent Stock equal to a fraction, the numerator of which is 41,500,000 and the denominator of which is the number of shares of Company Stock outstanding immediately prior to the Effective Time (the “Merger Consideration”); provided, that, in lieu of issuing any fractional share of Parent Stock to any holder (after aggregating all fractional shares of Parent Stock that otherwise would be received by such holder), the number of shares of Parent Stock issuable to such holder shall be rounded to the nearest whole number, with any fraction equal to or greater than one-half rounded up to the next succeeding whole number;

(d)	The phrase “in respect of the ADSs” in the first sentence of Section 2.02(d) of the Agreement is hereby deleted.

(e)	The word “ADSs” in each of Section 2.03(b), Section 4.05(b) and Section 8.10(b) of the Agreement is hereby deleted and replaced with the phrase “shares of Parent Stock”.

(f)	The phrase “ADSs or” in the penultimate sentence of Section 2.03(e) of the Agreement is hereby deleted.

(g)	Section 4.09(b) of the Agreement is hereby amended by (i) replacing the phrase “Registration Statements” with the phrase “Parent Stock Registration Statement” and (ii) replacing the phrase “each Registration Statement” with the phrase “the Parent Stock Registration Statement”.

(h)	Section 5.02(a) of the Agreement is hereby amended by adding the following phrase to the end of the first sentence (before the period):

, except for stockholder approval required in connection with any reverse stock split of Parent Stock necessary to obtain quotation on Nasdaq.

(i)	Section 5.03(iii) is hereby deleted in its entirety and replaced with the following:

(ii)	(iii) the filing and effectiveness of the Parent Stock Registration Statement and of a registration statement on Form 8-A with respect to the Parent Stock under the 1934 Act (the “1934 Act Registration Statement”) and compliance with any other applicable securities laws or takeover laws, whether state or foreign,

(j)	The first two sentences of Section 5.09(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

(b) The registration statement of Parent on Form F-4 to be filed with the SEC with respect to the offering of Parent Stock in connection with the Merger (the “Parent Stock Registration Statement”) and any amendments or supplements thereto, when filed, will comply as to form in all material respects with the requirements of the 1933 Act. At the time the Parent Stock Registration Statement or any amendment or supplement thereto becomes effective and at the Effective Time, such Parent Stock Registration Statement, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading

(k)	The phrase “Registration Statements” in Section 5.09(b), Section 8.02, Section 8.10, Section 9.01(d) and Section 11.04(a) of the Agreement is hereby deleted and replaced with the phrase “Parent Stock Registration Statement”.

(l)	The proviso set forth immediately after Section 7.01(b) of the Agreement is amended to add the following further proviso to the end of such proviso:

; and provided, further, that nothing in this Agreement shall prohibit (or be deemed to cause any representation or warranty of the Parent, including, without limitation, the representation set forth in Section 5.10(b) to become untrue) the Parent from declaring or effecting a reverse stock split of the shares of Parent Stock so as to effectuate the quotation of the shares of Parent Stock on Nasdaq.

(m)	Section 7.04 of the Agreement is hereby deleted in its entirety and replaced with the following:

Parent shall use its commercially reasonable efforts (i) to hold, if necessary, a special meeting of Parent stockholders for the purpose of approving the reverse stock split of the shares of Parent Stock so as to effectuate the quotation of the shares of Parent Stock on Nasdaq, (ii) to solicit from its stockholders proxies in favor of the approval of the reverse stock split, as applicable, and (iii) to cause the shares of Parent Stock to be issued in connection with the Merger to be approved for quotation on Nasdaq and to be listed on the TSX, subject to, in the case of Nasdaq, official notice of issuance.

(n)	The phrase “and the ADS Registration Statement” in the first sentence of Section 8.10(a) of the Agreement is hereby deleted.

(o)	The text of Section 9.01(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

the shares of Parent Stock to be issued in the Merger shall have been approved for quotation on Nasdaq and shall have been reserved for listing on the TSX, subject in the case of Nasdaq, to official notice of issuance, and such shares of Parent Stock shall be freely tradable under the Canadian Securities Laws (to the extent that such shares are not holdings out of a “control block” as defined thereunder);

(p)	The phrase “Section 11.01(b)(ii)(x) or (y)” in the first sentence of Section 11.04(b)(iii) of the Agreement is hereby deleted and replaced with the phrase “Section 11.04(b)(ii)(x) or (y)”.

     SECTION 3. Representations of Each Party. Each party represents and warrants that (i) the execution, delivery and performance of this Amendment by such party have been duly authorized by all necessary corporate action and (ii) this Amendment constitutes a valid and binding agreement of such party.

     SECTION 4. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof

     SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable conflict of law principles.

SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

SECTION 7. Severability. If any term or other provision of this Amendment is invalid, illegal or unenforceable, all other provisions of this Amendment shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NETRO CORPORATION

By:	/s/ Sanjay K. Khare
Name: Sanjay K. Khare
Title: Chief Financial Officer

SR TELECOM INC.

By:	/s/ Pierre St-Arnaud
Name: Pierre St-Arnaud
Title: Director, President and Chief Executive Officer

By:	/s/ David L. Adams
Name: David L. Adams
Title: Vice-President and Chief Financial Officer

NORWAY ACQUISITION CORPORATION

By:	/s/ Pierre St-Arnaud
Name: Pierre St-Arnaud Title: Director, President and Chief Executive Officer

By:	/s/ David L. Adams
Name: David L. Adams Title: Vice-President and Chief Financial Officer